Fees Summary	Oct. 16, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 5,599.78
Total Fee Amount	5,599.78
Total Transaction Valuation	36,575,951.00
Total Offset Amount	0.00
Net Fee	$ 0.00